Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
THIRD AMENDMENT TO THE RESTATED DELIVERY NETWORK AGREEMENT
Third Amendment Effective Date: March 30, 2024
This Third Amendment to the Restated Delivery Network Agreement (this “Third Amendment”) by and between Olo Inc. f/k/a Mobo Systems, Inc. (“Olo”) and DoorDash, Inc. (“DoorDash”) is hereby entered into effective as of the Third Amendment Effective Date set forth above. Capitalized terms used but not defined in this Amendment have the meanings given to those terms in the Agreement (as defined below).

WHEREAS, on April 22, 2021, Olo and DoorDash entered into the Restated Delivery Network Agreement (as amended, supplemented, and modified from time to time, the “Agreement”);

WHEREAS, on July 30, 2021, Olo and DoorDash entered into the Amendment to the Restated Delivery Network Agreement; and

WHEREAS, on April 4, 2022, Olo and DoorDash entered into the Second Amendment to the Restated Delivery Network Agreement; and

WHEREAS, the parties wish to further modify or amend the terms of the Agreement as set forth in this Amendment.

The parties agree as follows:

1.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the following shall be added to the end of Section A (“Definitions”) of the Agreement:

“[***].”

2.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the following shall be added as a new Section G(3) (“Regulatory Fees”) to the Agreement:

“3.     Regulatory Fees. “[***].”

3.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the following Section L(1.) (“Limitation of Liability”) shall be deleted in its entirety and replaced with the following:

“1. Limitation of Liability.

EXCEPT FOR INDIRECT DAMAGES AS A RESULT OF EITHER PARTY’S INDEMNIFICATION OBLIGATIONS HEREIN, (A) IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR CONSEQUENTIAL, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL, OR INCIDENTAL DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, EVEN IF ONE OR BOTH PARTIES KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES; AND (B) EXCEPT FOR DAMAGES ARISING FROM OR RELATING TO EITHER PARTY’S FRAUD, WILLFUL MISCONDUCT, OR VIOLATION OF LAW, OR EITHER PARTY’S INDEMNIFICATION OBLIGATION HEREIN, OR A PARTY’S PAYMENT OBLIGATIONS HEREUNDER, EACH PARTY’S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT [***]. THE PARTIES ACKNOWLEDGE THAT THE TERMS OF THIS SECTION L REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT THE PARTIES WOULD NOT HAVE ENTERED INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS OF LIABILITY.”

4.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the following Section M(1) (“Term and Termination”) shall be deleted in its entirety and replaced with the following:

1.“Term. The term of the Agreement shall be extended for a period of 3 (three) years from the Third Amendment Effective Date. Thereafter, the Agreement shall automatically renew in increments of one (1) year unless a party provides the other with a written notice of non-renewal no later than [***] prior to the end of the Term. This Restated Agreement may terminate earlier as provided in Section M(2) or as the parties may otherwise agree in writing.”

5.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the following Exhibit A, Section (1) (Fees to Olo) shall be deleted in its entirety and replaced with the following:

1.“Fees to Olo. [***]
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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL

[***]

6.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the following shall be added as a new Section Q to the Agreement:

Q. [***].

“[***]. Olo agrees to the following:

1.Upon a written request of a DoorDash Drive Preferred Partner (email shall suffice), [***];
2.Upon a written request of a DoorDash Drive Preferred Partner (email shall suffice), [***]; and
3.The Parties acknowledge that it is the DoorDash Drive Preferred Partners’ responsibility to adhere to their [***] with DoorDash. [***].”

7.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that Exhibit B (“Mutual Product Commitments”) of the Agreement shall be deleted in its entirety and replaced with Exhibit B (“Olo & DoorDash Joint Product Roadmap”) set forth below in this Third Amendment.

8.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that Exhibit C (“Delivery Guidelines and Refund Matrix”) of the Agreement shall be deleted in its entirety and replaced with Exhibit C (“Delivery Guidelines and Refund Matrix”) set forth below in this Third Amendment.

9.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that Exhibit A, Section (2) (Payment Terms) shall be deleted in its entirety and replaced with the following:

[***]

10.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that Exhibit A, Section (3) (Letter of Credit shall be deleted in its entirety and replaced with the following:

“Beginning on April 1, 2024, Olo shall no longer be required to provide or maintain a letter of credit guaranteeing the payments made to DoorDash.”

11.Conflicts. In the event of any conflict between this Third Amendment and the Agreement, this Third Amendment shall control.

12.No Other Changes. Except as specifically set forth herein, there are no other modifications to the Agreement and all obligations outlined in the Agreement are in full force and effect. This Third

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
Amendment may be modified or amended only by a separate writing signed by Olo and DoorDash expressly modifying or amending this Third Amendment.

13.Entire Agreement. The Agreement and this Third Amendment constitute the entire and complete understanding of the parties regarding its subject matter, and supersede all written agreements and understandings between the parties regarding its subject matter. Except as expressly amended and supplemented hereby, the Agreement shall remain in full force and effect.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective duly authorized officers.

DoorDash, Inc. (“DoorDash”) State of Incorporation: Delaware Type of Entity: Corporation	Olo Inc. (“Olo”) State of Incorporation: Delaware Type of Entity: Corporation
Signature: /s/Tom Pickett	Signature:/s/Noah H. Glass
Name: Tom Pickett	Name: Noah H. Glass
Title: Chief Revenue Officer	Title: Founder, Chief Executive Officer, and Director
Date: 3/31/2024	Date: 3/31/2024
Address: DoorDash, Inc. 303 2nd Street, South Tower, San Francisco CA 94107 Legal notices: [***]	Address: Olo Inc. 99 Hudson Street Floor 10 New York, New York 10013 [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
Exhibit B
Olo & DoorDash Joint Product Roadmap

Olo and DoorDash shall work together on mutual product and feature updates in order to unlock value for both parties. The Olo & DoorDash Joint Product Roadmap Table below outlines the current view of mutual product commitments and the associated target availability dates. [***].

[***]

The parties agree to use commercially reasonable efforts to [***].

Notwithstanding the foregoing, the parties acknowledge that [***].

Olo & DoorDash Joint Product Roadmap Table

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
Exhibit C
Delivery Guidelines and Refund Matrix

DoorDash agrees that Olo may share DoorDash’s Refund Matrix (without any modifications) with Merchants. DoorDash reserves the right to update the Refund Matrix at any time, and will use commercially reasonable efforts to notify Olo in writing (email shall suffice) [***] prior to the update.

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